THE MAINSTAY GROUP OF FUNDS

MainStay Cornerstone Growth Fund

Supplement dated November 5, 2012 (“Supplement”) to the Summary Prospectus

and Prospectus, each dated November 2, 2012

This Supplement updates certain information contained in the Summary Prospectus and Prospectus for MainStay Cornerstone Growth Fund (the “Fund”), a series of MainStay Funds Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

Closure of Fund to New Investors

The Fund is currently closed to all new investors. The Fund is scheduled to open on or about January 11, 2013 to accept shareholders transitioning into the Fund as part of the merger of Keystone Large Cap Growth Fund with and into the Fund as discussed on page 44 of the Prospectus. The Fund is scheduled to open to all other purchases on or about January 14, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.